SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    January 22, 2004

(Date of earliest event reported)

CYBERSOURCE CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	000-26477	77-0472961
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1295 Charleston Road, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (650) 965-6000

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits

99.1 Press Release issued by CyberSource Corporation dated January 22, 2004.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 22, 2004, CyberSource Corporation issued a press release announcing its fourth quarter earnings results. A copy of the press release is attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBERSOURCE CORPORATION

By:	/S/ STEVEN D. PELLIZZER

Steven D. Pellizzer Chief Financial Officer and Vice President of Finance

Date: January 22, 2004

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